                                                                 Exhibit 31.1

                CERTIFICATION PURSUANT TO 17 CFR 240.13(A)-14(A)
                           (SECTION 302 CERTIFICATION)

         I, Jerome Fagerland, certify that:

     1. I have  reviewed this  Amendment  No. 1 to the quarterly  report on Form
10-QSB of NEDAK Ethanol, LLC;

     2. Based on my knowledge, this report does not contain any untrue statement of a  material  fact or omit to  state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge,  the financial  statements,  and other  financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of NEDAK Ethanol, LLC, as of, and for, the periods presented in this report;

     4. NEDAK Ethanol, LLC's other certifying officers and I are responsible for establishing and maintaining  disclosure  controls and procedures (as defined in
Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal  control over financial reporting  (as defined in  Exchange  Act Rules  13a-15(f)  and 15d-(f) for NEDAK
Ethanol, LLC, and have:

          (a) Designed such  disclosure  controls and  procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to NEDAK Ethanol,  LLC, including its consolidated  subsidiaries,  is made known to us by others within those entities,  particularly  during the  period in which  this  report is being prepared;

          (b) Designed such internal control over financial reporting, or caused such internal  control over  financial  reporting to be designed  under our supervision,  to provide reasonable  assurance regarding the reliability of financial  reporting  and  the  preparation  of  financial  statements  for
     external  purposes  in  accordance  with  generally   accepted   accounting
     principles; and

          (c) Evaluated the  effectiveness  of NEDAK Ethanol,  LLC's  disclosure controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

          (d)  Disclosed  in this  report any  changes in NEDAK  Ethanol,  LLC's internal  control  over  financial  reporting  that  occurred  during NEDAK
     Ethanol,  LLC's most recent fiscal quarter that has materially affected, or is reasonably likely to materially  affect,  NEDAK Ethanol,  LLC's internal control over financial reporting.

     5. NEDAK Ethanol,  LLC's other  certifying  officers and I have  disclosed, based  on  our  most  recent  evaluation  of  internal  control  over  financial reporting,  to NEDAK Ethanol,  LLC's  auditors and the audit  committee of NEDAK
Ethanol,  LLC's  board  of  directors  (or  persons  performing  the  equivalent functions):

          (a) All significant deficiencies and material weaknesses in the design or  operation  of  internal  control  over  financial  reporting  which are reasonably  likely to adversely  affect  NEDAK  Ethanol,  LLC's  ability to record, process, summarize and report financial information; and

          (b) Any fraud,  whether or not material,  that involves  management or other  employees  who  have a  significant  role in  NEDAK  Ethanol,  LLC's internal controls over financial reporting.

Date: December 3, 2007                            /s/ Jerome Fagerland
                                                  -----------------------------
                                                  Jerome Fagerland, President
                                                  (Principal Executive Officer)